STOCK PURCHASE AGREEMENT


                                 by and between

                      INTERACTIVE TECHNOLOGIES CORPORATION
                              a Wyoming corporation

                                       and

                 AIRTECH INTERNATIONAL CORPORATION SHAREHOLDERS

                                       and

                       AIRTECH INTERNATIONAL CORPORATION,
                               a Texas corporation

                                    * * * * *


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                                TABLE OF CONTENTS

                                                                      Page

Article I      Exchange of Shares                                       1

Article II     Purchaser's Representations and Warranties               3

Article III    Representations and Warranties of Airtech
                  and the Selling Shareholders                          5

Article IV     Airtech's covenants                                      8

Article V      Purchaser's Covenants                                    9

Article VI     Purchaser's Conditions Precedent                         11

Article VII    Conditions Precedent of Airtech Selling Shareholders     11

Article VIII   Miscellaneous                                            12

Exhibit 1.03                                                            17

                            STOCK PURCHASE AGREEMENT

         THIS AGREEMENT is entered into effective the 8th day of May, 1997, by and among Interactive Technologies Corporation, a Wyoming corporation ("Purchaser"), Airtech International Corporation, a Texas corporation ("Airtech") and the shareholders of the outstanding common stock of Airtech (the "Selling Shareholders").

                              W I T N E S S E T H :
         WHEREAS, Purchaser is a publicly held corporation that desires to acquire a business which has growth potential; and

         WHEREAS, Airtech is a business engaged in the business of manufacturing and marketing of portable and commercial air purification equipment that appears to have growth potential; and

         WHEREAS, Purchaser desires to acquire at least eight-one percent (81%) of the issued and outstanding shares of common stock, $0.0001 par value, of Airtech (the "Airtech Common Stock") owned by the Selling Shareholders in exchange for Purchaser's common stock, par value $0.01 ("ITC Common Stock"), Purchaser's preferred stock, par value $1.00 ("ITC Preferred Stock") and Purchaser's debentures (the "ITC Debentures") in a tax-free transaction pursuant to the provisions of Section 368(a)(1)(B) of the Internal Revenue Code as amended;
         NOW, THEREFORE, for and in consideration of the mutual representations, warranties and covenants herein contained, and on the terms and subject to the conditions set forth herein, the parties hereto agree as follows:

                                    ARTICLE I
                               PURCHASE OF SHARES

         1.01 Purchase of Stock. Subject to and upon the terms and conditions contained herein, at the Closing (as hereinafter defined), the Selling Shareholders shall assign, transfer, convey and deliver to the Escrow Agent for the Purchaser the Airtech Common Stock, pursuant to the terms of the Escrow Agreement, the form of which is attached hereto as Exhibit "A" (the "Escrow Agreement") and incorporated by reference, free and clear of any liens, encumbrances and charges whatsoever, and Purchaser shall accept and acquire from the Selling Shareholders the Airtech Common Stock owned by them. Purchaser shall accept and acquire from the Selling Shareholders, as provided herein, in the aggregate a minimum of eighty-one percent (81%) and up to a maximum of one hundred percent (100%) of Airtech Common Stock.

         1.02 Delivery of Consideration and Registration of ITC Common Stock. In consideration of the shares of Airtech Common Stock of the Selling Shareholders, Purchaser at the Closing shall deliver to the Escrow Agent for the Selling Shareholders one or more certificates representing shares of ITC Common Stock, one or more certificates representing shares of ITC Preferred Stock and one or

                                       1
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more  ITC  Debentures  free and  clear of any  liens,  encumbrances  or  charges whatsoever, to which they are entitled to receive in exchange for certificates representing their shares of Airtech Common Stock, as set forth opposite such shareholders' name on Exhibit 1.03.

          1.02.1 ITC Common Stock. ITC shall issue in exchange for the Airtech Common Stock, 8,000,000 shares of registered ITC Common Stock. Each Airtech shareholder will receive their pro-rata percent of the of the ITC Common Stock (number of Shareholder's shares of Common Stock in Airtech / total issued and outstanding shares of Airtech Common Stock). Prior to the Closing, as defined herein and in the Escrow Agreement, ITC shall file a registration statement with the Securities and Exchange Commission to register the ITC Common Stock set forth on Exhibit 1.03, under the Securities Act of 1933 and after the registration statement is declared effective file such post-effective amendments and such other documents as may be required to enable the Selling Shareholders to sell any such ITC Common Stock acquired by them pursuant to the provisions of this Stock Purchase Agreement. It is mutually agreed that ITC and Airtech shall work together in the preparation of the information required in the Registration Form and that Airtech shall be responsible for the cost associated with registering the shares for the Airtech Shareholders.

         1.02.2 ITC Preferred Stock. ITC shall, in addition, issue in exchange for the Airtech Common Stock 6,000,000 shares of Convertible Preferred Stock, par value $1.00. The ITC Preferred Stock shall be Convertable into one share of ITC Common Stock that will be registered before conversion after 24 months. ITC at its option my elect to convert these shares of Preferred Stock at any time during the 24 month period. Each Airtech shareholder will receive their pro-rata percent of the ITC Preferred Stock (number of Shareholder's shares of Common Stock in Airtech / total issued and outstanding shares of Airtech Common Stock). The ITC Preferred Stock shall be restricted under the Securities and Exchange Acts of 1933, as amended, and shall bear restricted legends printed on each ITC Preferred Stock certificate. In the event ITC shall at any time prior to the conversion of this preferred stock, subdivide or combine in a greater or lesser number the shares of outstanding number of ITC Common Stock, recapitalize, consolidate with or merge into any other corporation, sell or convey all or substantially all of its property, pay to holders of ITC Common Stock a dividend in common stock, sell common stock at less than the exercise price or take any such other dilutive action then the holder of the ITC Preferred Stock shall be entitled to receive the same kind and the same proportionate shares of ITC Common Stock or property which the holder would be entitled to receive had such ITC Preferred Stock been converted immediately prior to the date of such dilutive action of ITC.

         1.02.3 ITC Debentures. ITC shall issue in exchange for the Airtech Common Stock $6,000,000 principal amount Convertible 10% Debentures. These Debentures will be secured by the shares of Airtech Common Stock purchased by ITC pursuant to the Article I, and shall be convertible after 24 months into registered shares of ITC Common Stock at a rate of $0.70 per share. ITC at its option, may elect to convert the ITC Debentures at any time during the 24 month period. Each Airtech shareholder will receive their pro-rata percent of the ITC Debentures (number of Shareholder's shares of Common Stock in Airtech / total issued and outstanding shares of Airtech Common Stock). The interest accruing on these Debentures, at ITC's option, can be paid in cash or in additional registered shares of Common Stock in ITC. If the interest is paid in shares of Common Stock the convertible rate shall be $0.70. The ITC Debentures Shall be restricted under the Securities and Exchange Acts of 1933, as amended, and shall bear restricted legends printed on each ITC Debenture certificate.

         In the event ITC shall at any time prior to the conversion or payment of this ITC Debenture, subdivide or combine in a greater or lesser number the shares of outstanding number of ITC Common Stock, recapitalize, consolidate with or merge into any other corporation, sell or convey all or substantially all of its property, pay to holders of ITC Common Stock a dividend in common stock, sell common stock at less than the exercise price or take any such other dilutive action then the holder of the ITC Debenture shall be entitled to receive the same kind and the same proportionate shares of ITC Common Stock or property which the holder would be entitled to receive had such ITC Debenture been converted immediately prior to the date of such dilutive action of ITC.

         1.03 Closing. The closing of the transaction contemplated hereby (the "Closing") shall occur on June 30, 1997 or such date after required compliance with state and federal laws, notification of shareholders, required votes by shareholders and the registration statement has been filed by ITC with the Securities and Exchange Commission.

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

         1.04     Instruments  of  Transfer;   Further   Assurances.   In  order
to  consummate  the   transaction contemplated hereby, the  following  documents and instruments shall be delivered:

                  (a) Documents from Selling Shareholders. Selling Shareholders shall deliver to Purchaser's Escrow Agent at the Closing one or more stock certificates representing in the aggregate the number of shares of Airtech Common Stock owned by them plus duly executed stock powers or other instrument of transfer for each such stock certificate.

                  (b) Documents from Purchaser. Purchaser's Escrow Agent shall deliver to Selling Shareholders at the closing one or more stock certificates representing in the aggregate the number of shares of ITC Preferred Stock, the Dollar amount of Debentures to which such Selling Shareholders are entitled, to be registered in such names and in such denominations as shall be requested by Selling Shareholders not less than three (3) business days prior to the Closing Date. The Purchaser's Escrow Agent, after the effective date of the registration is received from the Securities and Exchange Commission shall deliver to the Selling Shareholders the aggregate number of shares of ITC Common Stock to which such Selling Shareholders are entitled, registered in such names and in such denominations as shall be requested by Selling Shareholders.

                  (C) Further Documents. At the Closing, and at all times thereafter as may be necessary (I) Selling Shareholders shall execute and deliver to Purchaser such other instruments of transfer as shall be reasonably necessary or appropriate to vest in Purchaser good and indefeasible title to the shares of Airtech Common Stock owned by them and to comply with the purposes and intent of this Agreement, and (ii) Purchaser shall execute and deliver to Selling Shareholders such other instruments as shall be reasonably necessary or appropriate to comply with the purposes and intent of this Agreement.

                                   ARTICLE II
                   PURCHASER'S REPRESENTATIONS AND WARRANTIES

         Purchaser represents and warrants that the following are true and correct as of this date and will be true and correct through the Closing Date as if made on that date:

         2.01 Organization and Good Standing. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, with all requisite power and authority to carry on the business in which it is engaged, to own the properties it owns and to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

         2.02   Authorization   and  Validity.   The  execution,   delivery  and
performance of this Agreement by Purchaser and the consummation of the transactions contemplated hereby have been or will be prior to Closing duly authorized by Purchaser. This Agreement constitutes or will constitute legal, valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with its terms, and neither the execution or delivery of this Agreement nor the consummation by the Purchaser of the transactions contemplated hereby (I) violates any statute or law or any rule, regulation or order of any court or any governmental authority, or (ii) violates or conflicts with, or constitutes a default under or will constitute a default under, any contract, commitment, agreement, understanding, arrangement, or restriction of any kind to which the Purchaser is a party or by which the Purchaser is bound.

         2.03 No Violation. Neither the execution and performance of this Agreement nor the consummation of the transactions contemplated hereby will (a) conflict with, or result in a violation or breach of the terms, conditions and provisions of, or constitute a default under, the Articles of Incorporation or Bylaws of Purchaser or any agreement, indenture or other instrument under which Purchaser is bound or to which the assets of Purchaser are subject, or result in the creation or imposition of any lien, charge or encumbrance upon any of such assets, or (b) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over Purchaser or the properties or assets of Purchaser. Purchaser has complied in all material respects with all applicable laws, regulations and licensing requirements, and has filed with the proper authorities all necessary statements and reports. Purchaser possesses all necessary licenses, franchises, permits and governmental authorizations to conduct its business as now conducted.

         2.04 Capitalization. As of the date hereof, Purchaser had an authorized capitalization of 70,000,000 shares, consisting of 50,000,000 shares of Common Stock, par value $0.01, of which 12,209,612 shares are issued and outstanding and 20,000,000 shares of Preferred Stock, par value $1.00, no shares are issued and outstanding. Each outstanding share of capital stock has been legally and validly issued and is fully paid and nonassessable.

         2.05 Corporate Records. The copies of the Articles of Incorporation and all amendments thereto and the Bylaws of Purchaser that have been delivered or made available to Airtech are true, correct and complete copies thereof. The minute book of Purchaser, copies of which have been delivered or made available to Airtech, contain minutes of all meetings of and consents to all actions taken without meetings by the Board of Directors and the shareholders of Purchaser since the formation of Purchaser, all of which are accurate in all material respects.

         2.06 Financial Statements. Purchaser has furnished Airtech and the Selling Shareholders a copy of Purchaser's audited financial statements as of May 31, 1996 and unaudited February 28, 1997 financial statements, including the notes thereto. Since the date of such balance sheets, statements of operations and cash flows, except as set forth on Schedule 2.06, Purchaser has incurred no unpaid obligations, liabilities or commitments or acquired assets other than in the ordinary course of business.

         2.07 Absence of Certain Changes. Except as set forth in Exhibit 2.07 hereto, since February 28, 1997, Purchaser has not: (a) suffered any material adverse change in its financial condition, assets, liabilities or business; (b) contracted for or paid any capital expenditures in excess of $10,000.00; (C) incurred any indebtedness for borrowed money, issued or sold any debt securities or discharged any liabilities or obligations; (d) mortgaged, pledged or subjected to any lien, lease, security interest or other charge or encumbrance any of their properties or assets; (e) paid any material amount on any indebtedness prior to the due date, forgiven or canceled any material debts or claims or released or waived any material rights of claims; (f) suffered any damage or destruction to or loss of any assets (whether or not covered by insurance) that materially and adversely affects its business; (g) acquired or disposed of any material assets or incurred any material liabilities or obligations; (h) made any payments to or loaned any money to its affiliates or associates; (I) formed or acquired or disposed of any interest in any corporation, partnership, joint venture or other entity; (j) entered into any material employment, compensation, consulting or collective bargaining agreement with any person or group, or modified or amended in any material respect the terms of any such existing agreement; or (k) entered into any other commitment or transaction or experienced any other event that is material to this Agreement or to the transactions contemplated hereby, or that has affected, or may adversely affect Airtech's business, operations, assets, liabilities or financial condition.

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         2.08 Title; Leased Assets.  Except as described in Exhibit 2.08 hereto,
Purchaser owns its assets, and its real and personal property leaseholds, free and clear of all liens, claims and encumbrances, except for (I) liens for non-delinquent ad valorem taxes or non-delinquent statutory liens arising other than by reason of its default, and (ii) such liens, minor imperfections of title or easements on real property, leasehold estates or personalty as do not in any material respect detract from the value thereof and do not interfere with the present use of the properties subject thereof. Such assets and leaseholds are the only ones necessary for the conduct of Purchaser's business as now being conducted.

         2.09 Insurance. All of the insurable properties of Purchaser are insured for its benefit under valid and enforceable policies, issued by insurers of recognized responsibility in amounts and against such risks and losses as is customary in Purchaser's industry.

         2.10 Disclosure. No representation or warranty by Purchaser in this Agreement nor any statement or certificate furnished or to be furnished by it pursuant hereto or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained therein not misleading or necessary in order to provide Airtech and the Selling Shareholders with complete and accurate information.

         2.11 Consents. Except as set forth in Exhibit 2.11, there is no authorization, consent, approval, permit or license of, or filing with, any governmental or public body or authority, any lender or lessor or any other person or entity is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement or the agreements contemplated hereby on the part of Purchaser.

         2.12 Compliance with Laws. There are no existing violations of any applicable federal, state or local law or regulation that could materially adversely affect the property or business of Purchaser and there are no known, noticed or threatened violations of any zoning, building, fire, safety or wage and hour laws or regulations.

         2.13 Litigation. Except as described in Exhibit 2.13, Purchaser has not had any legal action or administrative proceeding or investigation instituted or, to the best of the knowledge of Purchaser, threatened against or affecting any of the assets or business of Purchaser. Purchaser is not (a) subject to any continuing court or administrative order, writ, injunction or decree applicable specifically to Purchaser or to its business, assets, operations or employees, or (b) in default with respect to any such order, writ, injunction or decree. Purchaser knows of no basis for any such action, proceeding or investigation.

         2.14 Disclosure. No representation or warranty by Purchaser in this Agreement nor any statement or certificate furnished or to be furnished by it or them pursuant hereto or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained therein not misleading or necessary in order to provide Purchaser with complete and accurate information.

         2.15 Tax Returns. Purchaser has prepared and filed, or has caused to be prepared and filed, with the appropriate United States, state and local government agencies, and all political subdivisions thereof, all tax returns required to be filed by, on behalf of or on account of the operations of Purchaser and has paid or caused to be paid all assessments shown to be due and claimed to be due on such tax returns.

         2.16 Contracts. All contracts and agreements to which Purchaser is a party are described in Exhibit 2.16. Such contracts and agreements have not been amended and remain in full force and effect in accordance with their respective terms.

                                   ARTICLE III
                    REPRESENTATIONS AND WARRANTIES OF AIRTECH
                          AND THE SELLING SHAREHOLDERS

         Airtech and the Selling Shareholders, jointly and severally, represent and warrant that the following are true and correct as of this date and will be true and correct through the Closing Date as if made on that date:

         3.01 Organization and Good Standing. Airtech is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation with all requisite power and authority to carry on the business in which it is engaged and to own the properties it owns. Airtech is duly qualified and licensed to do business and is in good standing in all jurisdictions where the nature of its business makes such qualification necessary. Airtech does not have any assets, employees or offices in any state other than the state of Texas.

         3.02 Authorization and Validity. The execution, delivery and performance of this Agreement by Airtech and the consummation of the transactions contemplated hereby have been or will be prior to Closing duly authorized by Airtech. This Agreement constitutes or will constitute legal, valid and binding obligations of Airtech, enforceable against Airtech in accordance with its terms. This Agreement constitutes the valid and binding agreement of the Selling Shareholders, enforceable in accordance with its terms, and neither the execution or delivery of this Agreement nor the consummation by the Selling Shareholders of the transactions contemplated hereby (I) violates any statute or law or any rule, regulation or order of any court or any governmental authority, or (ii) violates or conflicts with, or constitutes a default under or will constitute a default under, any contract, commitment, agreement, understanding, arrangement, or restriction of any kind to which the Selling Shareholders are a party or by which the Selling Shareholders are bound.

         3.03 Capitalization. As of the date hereof, Airtech had an authorized capitalization of 100,000,000 shares, consisting of Ninety Million (90,000,000) shares of common stock, $0.0001 par value, of which 15,743,569 shares are issued and outstanding, One Million Seven Hundred Fifty Thousand (1,750,000) shares of Series A Preferred Stock, $1.00 par value, no shares outstanding; Five Million (5,000,000) shares of Series AA Preferred Stock, of which no shares are issued and outstanding and 1,000 shares of Series C Preferred Stock, $1.00 par value, 1,000 shares outstanding. The record and beneficial shareholders of all issued and outstanding Airtech Common Stock held by the Selling Shareholders are owned, free and clear by each Selling Shareholder of all liens, claims, encumbrances, equities and proxies. Each outstanding share of common capital stock has been legally and validly issued and is fully paid and nonassessable. There are no outstanding securities, obligations, rights, subscriptions, warrants, options or other rights to purchase shares of common stock or preferred stock of Airtech.

         3.04 Corporate Records. The copies of the Articles of Incorporation and all amendments thereto and the Bylaws of Airtech that have been delivered or made available to Purchaser are true, correct and complete copies thereof. The minute book of Airtech, copies of which have been delivered or made available to Purchaser, contain minutes of all meetings of and consents to all actions taken without meetings by the Board of Directors and the shareholders of Airtech since the formation of Airtech, all of which are accurate in all material respects.

         3.05 Financial Statements. Airtech has furnished to Purchaser Airtech's audited balance sheet and related statements of operations and cash flows for the period ended February 29, 1996 and interim financial statements for the periods thru January 31, 1997 (the "Airtech Financial Statements"). The Airtech Financial Statements fairly present the financial condition and results of operations of Airtech as of the dates and for the periods indicated and have been prepared in conformity with generally accepted accounting principles.

         3.06 Absence of Certain Changes. Except as set forth in Exhibit 3.06 hereto, since February 28, 1997, Airtech has not: (a) suffered any material adverse change in its financial condition, assets, liabilities or business; (b) contracted for or paid any capital expenditures in excess of $50,000.00; (C) incurred any indebtedness for borrowed money, issued or sold any debt securities or discharged any liabilities or obligations; (d) mortgaged, pledged or subjected to any lien, lease, security interest or other charge or encumbrance any of their properties or assets; (e) paid any material amount on any indebtedness prior to the due date, forgiven or canceled any material debts or claims or released or waived any material rights of claims; (f) suffered any damage or destruction to or loss of any assets (whether or not covered by insurance) that materially and adversely affects its business; (g) acquired or disposed of any material assets or incurred any material liabilities or obligations; (h) made any payments to or loaned any money to its affiliates or associates; (I) formed or acquired or disposed of any interest in any corporation, partnership, joint venture or other entity; (j) entered into any material employment, compensation, consulting or collective bargaining agreement with any person or group, or modified or amended in any material respect the terms of any such existing agreement; or (k) entered into any other commitment or transaction or experienced any other event that is material to this Agreement or to the transactions contemplated hereby, or that has affected, or may adversely affect Airtech's business, operations, assets, liabilities or financial condition.

         3.07 Title; Leased Assets. Except as described in Exhibit 3.07 hereto, Airtech owns its assets, and its real and personal property leaseholds, free and clear of all liens, claims and encumbrances, except for (I) liens for non-delinquent ad valorem taxes or non-delinquent statutory liens arising other than by reason of its default, and (ii) such liens, minor imperfections of title or easements on real property, leasehold estates or personality as do not in any material respect detract from the value thereof and do not interfere with the present use of the properties subject thereof. Such assets and leaseholds are the only ones necessary for the conduct of Airtech business as now being conducted.

         3.08 Insurance. All of the insurable properties of Airtech are insured for its benefit under valid and enforceable policies, issued by insurers of recognized responsibility in amounts and against such risks and losses as is customary in Airtech's industry.

         3.09 No Violation. Neither the execution and performance of this Agreement nor the consummation of the transactions contemplated hereby will (a) conflict with, or result in a violation or breach of the terms, conditions and provisions of, or constitute a default under, the Articles of Incorporation or Bylaws of Airtech or any agreement, indenture or other instrument under which Airtech is bound or to which any of the assets of Airtech are subject, or result in the creation or imposition of any lien, charge or encumbrance upon any of such assets, or (b) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over Airtech or the properties or assets of Airtech. Airtech has complied in all material respects with all applicable laws, regulations and licensing requirements, and has filed with the proper authorities all necessary statements and reports. Airtech possesses all necessary licenses, franchises, permits and governmental authorizations to conduct its business as now conducted.

         3.10 Consents. Except as set forth in Exhibit 3.10, no authorization, consent, approval, permit or license of, or filing with, any governmental or public body or authority, any lender or lessor or any other person or entity is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement or the agreements contemplated hereby on the part of Airtech.

         3.11 Compliance with Laws. There are no existing violations of any applicable federal, state or local law or regulation that could materially adversely affect the property or business of Airtech and there are no known, noticed or threatened violations of any zoning, building, fire, safety or wage and hour laws or regulations.

         3.12 Litigation. Except as described in Exhibit 3.12, Airtech has not had any legal action or administrative proceeding or investigation instituted or, to the best of the knowledge of Airtech, threatened against or affecting any of the assets or business of Airtech. Airtech is not (a) subject to any continuing court or administrative order, writ, injunction or decree applicable specifically to Airtech or to its business, assets, operations or employees, or
(b) in default with respect to any such order, writ, injunction or decree. Airtech knows of no basis for any such action, proceeding or investigation.

         3.13 Disclosure. No representation or warranty by Airtech or the Selling Shareholders in this Agreement nor any statement or certificate furnished or to be furnished by it or them pursuant hereto or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained therein not misleading or necessary in order to provide Purchaser with complete and accurate information.

         3.14 Tax Returns. Airtech has prepared and filed, or has caused to be prepared and filed, with the appropriate United States, state and local government agencies, and all political subdivisions thereof, all tax returns required to be filed by, on behalf of or on account of, the operations of Airtech and has paid or caused to be paid all assessments shown to be due and claimed to be due on such tax returns.

         3.15 Contracts. All contracts and agreements to which Airtech is a party are described on Exhibit 3.15 and are in full force and effect in accordance with their respective terms.

                                   ARTICLE IV
                               AIRTECH'S COVENANTS

         Airtech agrees that on or prior to the Closing:

         4.01 Business Operations. Airtech shall operate its business only in the ordinary course and Airtech shall use its best efforts to preserve the business of Airtech intact, to retain its present customers and suppliers so that they will be available to Purchaser after the Closing and to cause the consummation of the transactions contemplated by this Agreement in accordance with its terms and conditions. Airtech shall not take any action that might impair the business or assets of Airtech without the prior consent of Purchaser or take or fail to take any action that would cause or permit the representations made in Article III hereof to be inaccurate at the time of Closing or preclude Airtech from making such representations and warranties at the Closing.

         4.02 Access. Airtech shall permit Purchaser and its authorized representatives full access to, and make available for inspection, all of the assets and business of Airtech, including Airtech's employees, customers and suppliers, and Airtech shall furnish Purchaser all documents, records and information with respect to the affairs of Airtech as Purchaser and its representatives may reasonably request.

         4.03 Material Change. Prior to the Closing, Airtech shall promptly inform Purchaser in writing of any material adverse change in the condition of the business of Airtech. Notwithstanding the disclosure to Purchaser of any such material adverse change, Airtech shall not be relieved of any liability for, nor shall the providing of such information by Airtech to Purchaser be deemed a waiver by Purchaser of, the breach of any representations or warranty of Airtech contained in this Agreement.

         4.04 Approvals of Third Parties. As soon as practicable after the execution of this Agreement, but in any event prior to the Closing Date, Airtech will use its best efforts to secure all necessary approvals and consents of third parties to the consummation of the transactions contemplated by this Agreement.

         4.05 Contracts. Except with Purchaser's prior written consent, Airtech shall not waive any material right or cancel any material contract, debt or claim nor with it assume or enter into any contract, lease, license obligation, indebtedness, commitment purchase or sale involving more than $10,000.00, each.

         4.06 Capital Assets; Payments of Liabilities. Except with Purchaser's prior written consent, Airtech will not acquire or dispose of any capital asset having an initial cost of $10,000.00 or more, nor will Airtech discharge or satisfy any lien or encumbrance or pay or perform any obligation or liability other than (I) liabilities and obligation reflected in the Airtech Financial Statements, and (ii) current liabilities and obligations incurred in the usual and ordinary course of business since February 28, 1997, and, in either such case only as required by the express terms of the agreement or other instrument pursuant to which the obligation or liability was incurred.

         4.07 Mortgages, Liens. Except with Purchaser's prior written consent, Airtech will not enter into or assume any mortgage, pledge, conditional sale or other title retention agreement, permit any lien, encumbrance or claim of any kind to attach to any of its assets, whether nor owned or hereafter acquired, or guarantee or otherwise become contingently liable for any obligations of another or make any capital contributions or investments in any corporation, business or other person.

         4.08 Sales of Stock. Except as set forth on Schedule 4.08, Airtech will not, without Purchaser's prior written consent, after the date hereof, issue any shares of its common stock or preferred stock nor will it issue or enter into an agreement to issue any securities, rights, subscriptions, warranties or options to purchase shares of its common stock or preferred stock or which are convertible into shares of its common stock or preferred stock in whole or in part.

                                    ARTICLE V
                              PURCHASER'S COVENANTS

         Purchaser agrees that on or prior to the Closing:

         5.01 Business Operations. Purchaser shall operate its business only in the ordinary course and Purchaser shall use its best efforts to preserve the business of Purchaser intact, to retain its present customers and suppliers so that they will be available to Purchaser after the Closing and to cause the consummation of the transactions contemplated by this Agreement in accordance with its terms and conditions. Purchaser shall not take any action that might impair the business or assets of Purchaser without the prior consent of Airtech or take or fail to take any action that would cause or permit the representations made in Article II hereof to be inaccurate at the time of Closing or preclude Purchaser from making such representations and warranties at the Closing.

         5.02 Access. Purchaser shall permit Airtech and its authorized representatives full access to, and make available for inspection, all of the assets and business of Purchaser, and Purchaser shall furnish Airtech all documents, records and information with respect to the affairs of Purchaser as Airtech and its representatives may reasonably request.

         5.03 Sales of Stock. Except with Airtech's prior written consent Purchaser will not, after the date hereof, issue any shares of its common stock nor will it issue or enter into an agreement to issue any securities, rights, subscriptions, warranty or options to purchase shares of its common stock or preferred stock or which are convertible into shares of its common stock or preferred stock in whole or in part.

         5.04 Material Change. Prior to the Closing, Purchaser shall promptly inform Airtech in writing of any material adverse change in the condition of the business of Purchaser. Notwithstanding the disclosure to Airtech of any such material adverse change, Purchaser shall not be relieved of any liability for, nor shall the providing of such information by Purchaser to Airtech be deemed a waiver by Airtech of, the breach of any representation or warranty of Purchaser contained in this Agreement.

         5.05 Contracts. Except with Airtech's prior written consent, Purchaser shall not waive any material right or cancel any material contract, debt or claim nor with it assume or enter into any contract, lease, license obligation, indebtedness, commitment purchase or sale involving more than $10,000.00, each.

         5.06 Capital Assets; Payments of Liabilities. Except with Airtech's prior written consent, Purchaser will not acquire or dispose of any capital asset having an initial cost of $10,000.00 or more, nor will Purchaser discharge or satisfy any lien or encumbrance or pay or perform any obligation or liability other than (I) liabilities and obligation reflected in the Purchaser Financial Statements, and (ii) current liabilities and obligations incurred in the usual and ordinary course of business since February 28, 1997, and, in either such case only as required by the express terms of the agreement or other instrument pursuant to which the obligation or liability was incurred other than payments of liabilities disclosed on Exhibit 5.06 and does warrant and represent that the total outstanding liabilities of Purchaser shall not exceed $60,000 at Closing.

         5.07 Mortgages, Liens. Except with Airtech's prior written consent, Purchaser will not enter into or assume any mortgage, pledge, conditional sale or other title retention agreement, permit any lien, encumbrance or claim of any kind to attach to any of its assets, whether nor owned or hereafter acquired, or guarantee or otherwise become contingently liable for any obligations of another or make any capital contributions or investments in any corporation, business or other person.

         5.08 Approvals of Third Parties. As soon as practicable after the execution of this Agreement, but in any event prior to the Closing Date, Purchaser will use its best efforts to secure all necessary approvals and consents of third parties to the consummation of the transactions contemplated by this Agreement.

                                   ARTICLE VI
                        PURCHASER'S CONDITIONS PRECEDENT

         Except as may be waived in writing by Purchaser, the obligations of Purchaser hereunder are subject to the fulfillment at or prior to the Closing of each of the following conditions:

         6.01 Representations and Warranties. The representations and warranties of Airtech contained herein shall be true and correct in all material respects as of the Closing, and Purchaser shall not have discovered any material error, misstatement or omission therein. At the Closing, Purchaser shall have received a certificate, dated the date of the Closing, and executed by the President of Airtech, certifying in such detail as Purchaser may reasonably request as to the accuracy of such representations and warranties referred to in Article III and the fulfillment of the obligations and compliance with the covenants referred to in Article IV as of the Closing.

         6.02 Proceedings. No action, proceeding or order by any court or governmental body or agency shall have been threatened in writing, asserted, instituted or entered to restrain or prohibit the carrying out of the transactions contemplated by this Agreement.

         6.03 Consents and Approvals. Airtech shall have obtained, and delivered to Purchaser evidence thereof, all consents and approvals required to be obtained in connection with the consummation of the transactions contemplated hereby.

         6.04 No Material Adverse Change. No material, adverse change in the assets, business operations or financial conditions of Airtech shall have occurred after the date hereof and prior to the Closing. Purchaser shall have received a letter from the chief financial officer of Airtech, dated the date of the Closing, stating that on the basis of a limited review (not an audit) of the latest available accounting records of Airtech, consultations with responsible officers of Airtech, and other pertinent inquiries that they may deem necessary, they have no reason to believe that during the period from February 29, 1996 to a specific date not more than five business days before the Closing, there is any change in the financial condition or results of operations of Airtech, except for changes incurred in the ordinary and usual course of business of Airtech during that period that in the aggregate are not materially adverse, and except for other changes or transactions, if any, contemplated by this Agreement.

         6.05 Approval of Airtech's Board of Directors and Selling Shareholders. This Agreement shall have been approved by the Board of Directors of Airtech and at least two-thirds of the Selling Shareholders entitled to vote thereon.


                                   ARTICLE VII
              CONDITIONS PRECEDENT OF AIRTECH SELLING SHAREHOLDERS


         Except as may be waived in writing by Airtech and the Selling Shareholders, the obligations of the Selling Shareholders hereunder are subject to fulfillment at or prior to the Closing of each of the following conditions:

         7.01 Representations and Warranties. The representations and warranties of Purchaser contained herein shall be true and correct in all material respects as of the Closing, and Airtech and the Selling Shareholders shall not have discovered any material error, misstatement or omission therein. At the Closing, Airtech and the Selling Shareholders shall have received a certificate, dated the date of the Closing, and executed by the President of Purchaser, certifying in such detail as Airtech and the Selling Shareholders may reasonably request as to the accuracy of such representations and warranties referred to in Article II and the fulfillment of the obligations and compliance with covenants referred to in Article V as of the Closing.

         7.02 Proceedings. No action, proceeding or order by any court or governmental body or agency shall have been threatened in writing, asserted, instituted or entered to restrain or prohibit the carrying out of the transactions contemplated by this Agreement.

         7.03 Consents and Approvals. Purchaser shall have obtained, and delivered to Airtech evidence thereof, all consents and approvals required to be obtained in connection with the consummation of the transactions contemplated hereby.

         7.04 No Material Adverse Change. No material, adverse change in the assets, business operations or financial condition of Purchaser shall have occurred after the date hereof and prior to the Closing. The Selling Shareholders shall have received a letter from the chief financial officer of Purchaser, dated the date of the Closing, stating that on the basis of a limited review (not an audit) of the latest available accounting records of Purchaser, consultations with responsible officers of Purchaser, and other pertinent inquiries that he may deem necessary, there is no reason to believe that during the period from March 31, 1996 to a specific date not more than five business days before the Closing, there is any change in the financial condition or results of operations of Purchaser, except for changes incurred in the ordinary and usual course of business of Purchaser, during that period that in the aggregate are not materially adverse, and except for other changes or transactions, if any, contemplated by this Agreement.

         7.05 Approval of Purchaser's Board of Directors. This Agreement shall have been approved by the Board of Directors of Purchaser.

                                  ARTICLE VIII
                                  MISCELLANEOUS

         8.01 Amendment. This Agreement may be amended, modified or supplemented only by an instrument in writing executed by the party against which enforcement of the amendment, modification or supplement is sought.

         8.02 Parties in Interest. This Agreement shall be binding on and inure to the benefit of and be enforceable by Selling Shareholders, Airtech, and the Purchaser, their respective heirs, executors, administrators, legal representatives, successors and assigns, except as otherwise expressly provided herein.

         8.03 Assignment. Neither this Agreement nor any right created hereby shall be assignable by either party hereto except by Purchaser to a wholly-owned subsidiary of Purchaser.

         8.04 Notice. Any notice or communication must be in writing and given by depositing the same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested or by delivering the same in person. Such notice shall be deemed received on the date on which it is hand-delivered or on the third business day following the date on which it is so mailed. For purposes of notice, the addresses of the parties shall be:

         If to Airtech:

         John Potter, President
         15400 Knoll Trail, Suite 106
         Dallas, Texas  75248

         If to the Selling Shareholders:

         At the address set forth above.

         If to Purchaser:

         Perry Douglas West, Chairman and Chief Executive Officer
         104 South Harbor City Boulevard, Suite A
         Melbourne, Florida 32901

Any party may change its address for notice by written notice given to the other parties.

         8.05 Entire Agreement. This Agreement and the exhibits hereto supersede all prior agreements and understandings relating to the subject matter hereof, except that the obligations of any party under any agreement executed pursuant to this Agreement shall not be affected by this Section.

         8.06 Costs, Expenses and Legal Fees. Whether or not the transactions contemplated hereby are consummated, each party hereto shall bear its own costs and expenses (including attorneys' fees) except that each party hereto agrees to pay the costs and expenses, including reasonable attorneys' fees, incurred by the other parties in successfully (I) enforcing any of the terms of this Agreement, or (ii) proving that the other parties breached any of the terms of this Agreement in any material respect.

         8.07 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance here from. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement, a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

         8.08 Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed, construed and enforced in accordance with the laws of the State of Colorado. The parties agree that any litigation relating directly or indirectly to this Agreement must be brought before and determined by a court of competent jurisdiction with the State of Colorado.


         8.09   Captions.  The captions in this   Agreement are for  convenience
of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.

         8.10   Counterparts.   This  Agreement  may  be  executed  in  multiple
counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this agreement effective as of the date first written above.

                                   PURCHASER:

                                       INTERACTIVE TECHNOLOGIES CORPORATION


                                       /s/ Perry Douglas West
                                       Perry Douglas West,
                                       Chairman and Chief Executive Officer

                                    AIRTECH:

                                       AIRTECH INTERNATIONAL CORPORATION:


                                       /s/ John Potter
                                       John Potter, President and Chairman

                                        SELLING SHAREHOLDERS:



                                       /s/ John Potter
                                       John Potter, Power of Attorney

                  UNANIMOUS CONSENT IN LIEU OF A SPECIAL MEETING
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                        AIRTECH INTERNATIONAL CORPORATION

                                  May 8, 1997

         The undersigned, being all of the members of the Board of Directors of AIRTECH INTERNATIONAL CORPORATION (the "Corporation"), have, by signing this consent, taken the following action without a meeting, pursuant to the provisions of Article 9.10B of the Texas Business Corporation Act:


                  RESOLVED, that the Corporation enter into a Stock Purchase Agreement between the Corporation, the Corporation's shareholders and Interactive Technologies Corporation, a Wyoming corporation, a copy of which is attached to this Consent marked Exhibit "A".

                  RESOLVED FURTHER, that the Corporation's President is hereby authorized, on behalf of the Corporation, to execute the Stock Purchase Agreement attached hereto as Exhibit "A", pursuant to the provisions of
         Section 368(a)(1)(B) of the Internal Revenue Code, as amended.

                  EXECUTED effective as the day and year written above.




                                   /s/ C. J. Comu
                                   C. J. Comu



                                   /s/ John Potter
                                   John Potter